SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

December 14, 2000

COVAD COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25271 (Commission File Number)	77-0461529 (IRS Employer Identification No.)

2330 Central Expressway Santa Clara, CA (Address of Principal Executive Offices)	95050 (Zip Code)

(408) 987-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.   OTHER EVENTS

             On December 12, 2000, Covad Communications Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   EXHIBITS

             99.1 Press Release dated December 12, 2000.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVAD COMMUNICATIONS GROUP, INC.
Date: December 12, 2000	By:	/s/ Dhruv Khanna

Dhruv Khanna Executive Vice President, General Counsel and Secretary

2

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 12, 2000.
3